All-American Term Trust Inc.

Annual Report

March 17, 1997
____________________________
                           |
All-American Term          |
Trust Inc.                 |
FUND PROFILE               |
                           |
Goal:                      |
High level of              |
current income,            |
consistent with the        |
preservation of            |
capital. The Trust         |
will terminate on or       |
about January 31, 2003     |
                           |
Portfolio Managers:        |
Julieanna Berry,           |
James F. Keegan,           |
Tom Libassi,               |
Mitchell Hutchins          |
Asset Management Inc.      |
                           |
Total Net Assets:          |
$199.3 million as of       |
January 31, 1997           |
                           |
Dividend Payment:          |
Monthly                    |
___________________________|


Dear Shareholder,

We are pleased to present you with the annual report for All-American Term Trust Inc. (the "Trust") for the year ended January 31, 1997.

General Market Overview

Although 1996 was a difficult year for fixed income investors, higher yielding securities--a component of the Trust--managed to demonstrate strong per-formance. This can be at- tributed to a number of elements, including a com-pression of yields, strong cash inflows and extremely low new issue defaults. Overall, however, the volatile nature of the Treasury market over the 12-month period ended January 31, 1997 made for a sentiment-driven market. Signs of strength in employment and housing, coupled with healthy retail and capital spending, created concern that the Federal Reserve Board (the "Fed") may raise rates. However, tempered inflation persisted and ultimately kept the Fed on hold for the period. As the 12-month period drew to a close, moderating growth in the economy prevailed and the risk of inflationary pressures persisted in the marketplace.

Portfolio Review

The Trust's total return for the 12 months ended January 31, 1997 was 8.97% based on the Trust's net asset value and 4.59% based on the Trust's share price on the New York Stock Exchange. During the 12 months ended January 31, 1997, the Trust made distributions totalling $1.06 per share. As of January 31, 1997, the Trust's net asset value per share was $14.54, while its share price on the New York Stock Exchange was $12.75. The Trust seeks to provide a high level of current income consistent with the preservation of capital. As described in the prospectus, the Trust will terminate on or about January 31, 2003 and will liquidate all of its assets and distribute the net proceeds to shareholders. While the portfolio is being managed in an effort to return the initial offering price of $15.00 per share, this is not guaranteed. The Trust maintains a diversified portfolio of investment grade corporate bonds, mortgage-backed securities, high-yield bonds and AAA-rated zero coupon municipal bonds. As of January 31, 1997, the investment grade portion of the portfolio was

Annual Report

         concentrated in the bank and finance sector (15.74% of net assets), as well as various industrial sectors, particularly cable/media (20.77% of net assets). Over the 12-month period, we be-lieved these sectors offered the best relative value. As mentioned previously, higher yielding securities turned in strong performance compared to other fixed income securities, and the Trust benefited from its position in this sector as a result. During the period, this component of the Fund continued to focus primarily on B-rated securities within several industrial sectors, including media (6.28%), consumer manufacturing (2.09%) and retail (2.61%). During the year, the Trust remained fully invested with an average maturity of 8.78 years as of January 31, 1997.

Outlook

         Going forward, it is our opinion that the economy will continue to expand, but at a moderate rate. We forecast that inflation will remain subdued, creating a stable environment for interest rates. Both of these scenarios are fundamentally positive for the bond markets.

         Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

         Sincerely,


         /s/ MARGO N. ALEXANDER                   /s/ JULIEANNA M. BERRY
         ------------------------                 ----------------------------

         MARGO N. ALEXANDER                       JULIEANNA M. BERRY
         President,                               Portfolio Manager,
         Mitchell Hutchins Asset Management Inc.  All-American Term Trust Inc.



         /s/ THOMAS J. LIBASSI                     /s/ JAMES F. KEEGAN
         ------------------------                 ----------------------------
         THOMAS J. LIBASSI                        JAMES F. KEEGAN
         Portfolio Manager,                       Portfolio Manager,
         All-American Term Trust Inc.             All-American Term Trust Inc.

                              ALL-AMERICAN TERM TRUST INC.

               PORTFOLIO OF INVESTMENTS                         JANUARY 31, 1997

  PRINCIPAL
   AMOUNT                                                            MATURITY              INTEREST
   (000)                                                              DATES                RATES             VALUE
-------------                                                  ---------------------   ----------------    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 27.38%
$      20,350  GNMA II ARM..................................         10/20/24               6.875%         $ 20,818,264
        6,197  GNMA II ARM..................................         08/20/23               7.125             6,356,283
       27,000  GNMA II ARM TBA..............................            TBA                 6.000            27,388,125
                                                                                                           ------------
Total Government National Mortgage Association
  Certificates (cost-$54,062,798)...........................                                                 54,562,672
                                                                                                           ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 5.56%
       10,640  FHLMC ARM (cost-$10,999,064).................         03/01/24               7.584            11,088,865
                                                                                                           ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 9.76%
        4,448  FNMA CMT ARM.................................         03/01/23               7.137             4,560,291
       15,000  FNMA TBA.....................................            TBA                 6.089            14,901,563
                                                                                                           ------------
Total Federal National Mortgage Association Certificates
  (cost-$19,424,837)........................................                                                 19,461,854
                                                                                                           ------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.83%
        6,115  FNMA Trust 1993-41, Class H
                 (cost-$1,677,318)..........................         03/25/23               7.000*            1,649,116
                                                                                                           ------------

CORPORATE BONDS - 84.58%
Aerospace - 0.97%

        2,000  SabreLiner Corporation Series A..............         04/15/03              12.500             1,940,000
                                                                                                           ------------
Banking - 1.39%
        2,700  Bankers Trust New York Corporation...........         01/15/02               7.500             2,770,357
                                                                                                           ------------
Broker/Dealer - 8.12%
        5,000  CS First Boston Incorporated MTN++...........         01/15/03               7.650             5,148,300
        4,000  Lehman Brothers Incorporated.................         04/15/03               7.250             4,028,428
        7,000  Saloman Incorporated MTN.....................         01/15/03               7.150             7,012,187
                                                                                                           ------------
                                                                                                             16,188,915
                                                                                                           ------------
Cable - 8.55%
        4,000  Continental Cablevision Incorporated.........         08/15/03               8.625             4,318,840
        4,000  International CableTel Incorporated..........         04/15/05              12.750+            2,980,000
        2,500  Multicanal S.A.**............................         02/01/02               9.250             2,534,375
        7,000  Telecommunications Incorporated..............         01/15/03               8.250             7,210,140
                                                                                                           ------------
                                                                                                             17,043,355
                                                                                                           ------------
Communications  - 5.20%
        3,000  360 Communications Company...................         03/01/03               7.125             2,960,901
        5,500  Comcast Cellular.............................         03/05/00               7.264(1)          4,008,125
        3,360  GST USA Telecommunications Incorporated......         12/15/05              13.875+            2,074,800
        1,250  People's Telecommunications Company..........         07/15/02              12.250             1,328,125
                                                                                                           ------------
                                                                                                             10,371,951
                                                                                                           ------------
Consumer Manufacturing - 3.20%
          500  Apparel Ventures Incorporated................         12/31/00              12.250               400,000
        2,000  Chattem Incorporated.........................         06/15/04              12.750             2,200,000
        3,000  Coleman Holdings Incorporated................         05/27/98              11.736(1)          2,602,500
        2,250  Decorative Home Accents......................         06/30/02              13.000             1,170,000
                                                                                                           ------------
                                                                                                              6,372,500
                                                                                                           ------------

                              ALL-AMERICAN TERM TRUST INC.


  PRINCIPAL
   AMOUNT                                                            MATURITY              INTEREST
    (000)                                                              DATES                RATES             VALUE
-------------                                                  ---------------------   ----------------    ------------
CORPORATE BONDS - (CONTINUED)
Energy - 2.72%
$       2,000  Cliffs Drilling Company......................         05/15/03              10.250%          $ 2,150,000
        1,500  Crown Central Petroleum......................         02/01/05              10.875             1,533,750
        2,000  Empire Gas Corporation.......................         07/15/04               7.000+            1,730,000
                                                                                                           ------------
                                                                                                              5,413,750
                                                                                                           ------------
Entertainment - 1.81%
          250  Cobb Theatres................................         03/01/03              10.625               263,438
        3,000  Time Warner Entertainment Incorporated.......         05/01/02               9.625             3,346,650
                                                                                                           ------------
                                                                                                              3,610,088
                                                                                                           ------------
Finance - 6.23%
        3,000  Comdisco Corporation MTN.....................         01/28/02               9.500             3,346,170
        6,500  General Motors Acceptance Corporation........         01/01/03               8.500             7,014,195
        2,000  Reliance Group Holdings Incorporated.........         11/15/00               9.000             2,060,000
                                                                                                           ------------
                                                                                                             12,420,365
                                                                                                           ------------
Food & Beverage - 1.20%
        2,500  American Rice Incorporated...................         07/31/02               13.000            2,400,000
                                                                                                           ------------
Gaming - 2.58%
        2,500  Casino America Incorporated..................         08/01/03               12.500            2,462,500
        2,500  El Comandante Capital Corporation............         12/15/03               11.750            2,437,500
          561  Sam Houston Race Park Limited................         09/01/01               11.000              232,802
                                                                                                           ------------
                                                                                                              5,132,802
                                                                                                           ------------
General Industrial - 2.96%
        2,250  Jordan Industries............................         08/01/05              11.750+            1,856,250
        2,000  Poindexter JB Incorporated...................         05/15/04              12.500             1,985,000
        2,000  Revlon Consumer Products Corporation.........         04/01/01               9.375             2,050,000
                                                                                                           ------------
                                                                                                              5,891,250
                                                                                                           ------------
Homebuilding - 1.02%
        2,000  Ryland Group Incorporated....................         07/15/02              10.500             2,040,000
                                                                                                           ------------
Hotels & Lodging - 2.05%
        4,000  Hilton Hotels Corporation....................         07/15/02               7.700             4,082,192
                                                                                                           ------------
Industrial Manufacturing - 2.66%
        5,000  Tenneco Incorporated.........................         10/01/02               8.075             5,300,630
                                                                                                           ------------
Media - 12.19%

        3,000  All American Communications Incorporated.....         10/15/01              10.875             3,030,000
        2,000  KIII Communications Corporation..............         05/01/02              10.625             2,095,000
        3,000  NeoData Services Incorporated................         05/01/03              12.000             3,210,000
        9,000  News America Holdings Incorporated...........         02/01/03               8.625             9,667,224
        2,000  Paxson Communications Corporation............         10/01/02              11.625             2,100,000
        2,000  Pegasus Media & Communcations Incorporated...         07/01/05              12.500             2,200,000
        2,000  Sullivan Graphics Incorporated...............         08/01/05              12.750             1,985,000
                                                                                                           ------------
                                                                                                             24,287,224
                                                                                                           ------------
Metals & Mining - 0.72%
        1,400  Weirton Steel Corporation....................         07/01/04               11.375            1,438,500
                                                                                                           ------------

                              ALL-AMERICAN TERM TRUST INC.

  PRINCIPAL
   AMOUNT                                                            MATURITY              INTEREST
    (000)                                                              DATES                RATES             VALUE
-------------                                                  ---------------------   ----------------    ------------
CORPORATE BONDS - (CONCLUDED)
Oil & Gas - 3.15%
$       6,000  USX Corporation MTN..........................         08/05/02               7.990%         $  6,282,000
                                                                                                           ------------
Packaging - 2.20%
        2,000  Grupo Industrial Durango S.A.................         07/15/01              12.000             2,155,000
        2,000  Owens-Illinois Incorporated..................         12/01/03              11.000             2,225,000
                                                                                                           ------------
                                                                                                              4,380,000
                                                                                                           ------------
Real Estate - 0.51%
        1,000  Hovnanian K Enterprises Incorporated.........         04/15/02               11.250            1,022,500
                                                                                                           ------------
Retail - 2.89%
        2,500  Big Five Holdings............................         09/15/02               13.625            2,650,000
        1,500  County Seat Stores Incorporated..............         10/01/02               12.000(a)           562,500
          500  Great American Cookie Incorporated...........         01/15/01               10.875              475,000
        2,000  Specialty Retailers Incorporated.............         08/15/00               10.000            2,080,000
                                                                                                           ------------
                                                                                                              5,767,500
                                                                                                           ------------
Supermarkets & Drugstores - 3.82%
        3,500  Di Giorgio Corporation.......................         02/15/03               12.000            3,640,000
        1,000  Farm Fresh Holdings..........................         10/01/00               12.250              840,000
        1,500  Hills Stores Company New.....................         07/01/03               12.500            1,110,000
        2,000  Pantry Incorporated..........................         11/15/00               12.000            2,015,000
                                                                                                           ------------

                                                                                                              7,605,000
                                                                                                           ------------
Tobacco - 0.52%
        1,000  RJR Nabisco Incorporated.....................         12/01/02                8.625            1,027,416
                                                                                                           ------------
Technology - 1.79%
        3,000  Electronic Retailing Systems
                 International**............................         02/01/04               13.250+           2,070,000
        3,000  Inter Act Systems Incorporated...............         08/01/03               14.000+           1,492,500
                                                                                                           ------------
                                                                                                              3,562,500
                                                                                                           ------------
Transportation - 3.00%
        5,500  Airborne Freight Corporation.................         12/15/02                8.875            5,971,350
                                                                                                           ------------
Transport Non-Air - 2.11%
        2,000  Stena Shipping...............................         12/15/05               10.500            2,160,000
        2,000  Walbro Corporation...........................         07/15/05                9.875            2,050,000
                                                                                                           ------------
                                                                                                              4,210,000
                                                                                                           ------------
Utilities - 1.02%
        2,000  Calpine Corporation..........................         02/01/04                9.250            2,035,000
                                                                                                           ------------
Total Corporate Bonds (cost-$166,854,922)...................                                                168,567,145
                                                                                                           ------------

CONVERTIBLE BONDS - 1.17%
Communications - 0.19%
          420  GST Telecommunications Incorporated..........         12/15/05               13.875+             369,600
Retail - 0.57%
        1,500  Michaels Stores Incorporated.................         01/15/03                6.750            1,140,000
Technology - 0.41%
        1,000  Softkey International Incorporated...........         11/01/00                5.500              826,250
                                                                                                           ------------
Total Convertible Bonds (cost-$2,393,646)...................                                                  2,335,850
                                                                                                           ------------

                     ALL-AMERICAN TERM TRUST INC.

  PRINCIPAL
   AMOUNT                                                            MATURITY              INTEREST
    (000)                                                              DATES                RATES             VALUE
-------------                                                  ---------------------   ----------------    ------------
ZERO COUPON MUNICIPAL SECURITIES(1) - 9.37%
$         650  Bolingbrook Illinois Park District...........         01/01/03               5.475%         $    486,148
          995  Cook County Illinois High School District....         12/01/02               6.124               751,066
        4,500  Houston Texas Independent School District....         08/15/02           5.200 to 5.250        3,454,695

        7,000  Houston Texas Water & Sewer..................         12/01/02               5.050             5,298,930
        1,000  Maricopa County Arizona School District......         01/01/02               5.300               792,750
        3,895  NorthEast Independent School District
                 Texas......................................         02/01/03               5.150             2,909,760
        6,000  San Antonio Texas Electric & Gas.............         02/01/03           5.150 to 5.900        4,482,300
          650  William County Illinois Community School
                 District...................................         12/15/02               6.024               493,675
                                                                                                           ------------
Total Zero Coupon Municipal Securities (cost-$18,208,646)...                                                 18,669,324
                                                                                                           ------------

  NUMBER OF
   SHARES
-------------

COMMON STOCK(A) - 0.30%
Gaming - 0.27%
  43,875  Casino America Incorporated..........................  120,656
  77,681  Colorado Gaming & Entertainment Company..............  388,405
     149  SHRP Equity Incorporated.............................   34,270
                                                                 -------
                                                                 543,331
                                                                 -------
Media - 0.03%
  4,513  Pegasus Media & Communications Corporation............   55,282
                                                                 -------
Total Common Stock (cost-$561,265).............................  598,613
                                                                 -------
  NUMBER OF
  WARRANTS
-------------

WARRANTS(A) - 0.19%
Aerospace - 0.00%
  2,000  SabreLiner Corporation................................   10,000
                                                                 -------
Consumer Manufacturing - 0.01%
    500  AVI Holdings Incorporated**...........................    2,500
  2,250  Decorative Home Accents**.............................   11,250
                                                                 -------
                                                                  13,750
                                                                 -------
Energy - 0.12%
 85,466  Transamerican Refining Corporation....................  235,031
                                                                 -------
Gaming - 0.06%
  7,767  Casino America Incorporated...........................   13,981
  2,500  HDA Management Corporation............................   98,150
                                                                 -------
                                                                 112,131
                                                                 -------
Retail - 0.00%
     90  Cookies USA Incorporated**............................      900

                                                                 -------
Technology - 0.00%
  3,000  Inter Act Systems Incorporated**......................    6,750
                                                                 -------
Total Warrants (cost-$282,395).................................  378,562
                                                                 -------

                              ALL-AMERICAN TERM TRUST INC.

  PRINCIPAL
   AMOUNT                                                            MATURITY              INTEREST
   (000)                                                               DATE                  RATE             VALUE
-------------                                                  ---------------------   ----------------    ------------
REPURCHASE AGREEMENT - 1.42%
$       2,829  Repurchase Agreement dated 01/31/97, with
                 Dresdner Kleinwort Benson N.A. LLC,
                 collateralized by $2,826,000 U.S. Treasury
                 Notes, 6.875% due 4/30/97; proceeds:
                 $2,830,311 (cost-$2,829,000)...............         02/03/97               5.560%         $  2,829,000
                                                                                                           ------------
TOTAL INVESTMENTS (cost-$277,293,891)-140.56%...............                                                280,141,001
Liabilities in excess of other assets-(40.56)%..............                                                (80,838,384)
                                                                                                           ------------
NET ASSETS-100.00%..........................................                                               $199,302,617
                                                                                                           ============

------------

   *  Planned amortization class interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns outside a designated range. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
  **  Security exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
   + Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
  ++  Illiquid security representing 1.84% of total investments.
 (a)  Non-income producing securities
 (1) Interest rates shown reflect yield to maturity at purchase date for zero coupon bonds.
ARM   - Adjustable Rate Mortgage
CMT   - Constant Maturity Treasury index
MTN   - Medium Term Note
TBA   - (To Be Assigned) Securities are purchased on a forward commitment basis with approximate (generally +/-1.0%) principal amount and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when specific mortgage pools are assigned.


                 See accompanying notes to financial statements

                     ALL-AMERICAN TERM TRUST INC.

            STATEMENT OF ASSETS AND LIABILITIES                 JANUARY 31, 1997



Assets:
Investments in securities, at
  value (cost-$277,293,891)...................................   $ 280,141,001
Cash..........................................................          84,571
Interest receivable...........................................       3,624,014
Receivable for investments sold...............................       2,956,480
Deferred organizational expenses..............................          49,654
Other assets..................................................           4,977
                                                                 -------------
Total assets..................................................     286,860,697
                                                                 -------------

Liabilities:
Payables for investments purchased............................      87,171,183
Payable to investment adviser and administrator...............         151,481
Accrued expenses and other liabilities........................         235,416
                                                                 -------------
Total liabilities.............................................      87,558,080
                                                                 -------------

Net Assets:
Capital stock--$0.001 par value; 100,000,000 shares authorized;
  13,706,667 shares issued and outstanding....................     205,597,650
Undistributed net investment income...........................       2,983,897
Accumulated net realized losses from
  investment transactions.....................................     (12,126,040)
Net unrealized appreciation of investments....................       2,847,110
                                                                 -------------
Net assets applicable to shares outstanding...................   $ 199,302,617
                                                                 =============

Net asset value per share.....................................          $14.54
                                                                        ======

            See accompanying notes to financial statements
8

                     ALL-AMERICAN TERM TRUST INC.

       STATEMENT OF OPERATIONS               For the Year Ended January 31, 1997


Investment income:
Interest........................................................   $17,345,334
                                                                   -----------
Expenses:
Investment advisory and administration..........................     1,762,781
Custody and accounting..........................................       150,633
Reports and notices to shareholders.............................       171,371
Legal and audit.................................................        87,345
Amortization of organizational expenses.........................        46,000
Transfer agency fees............................................        34,634
Directors' fees.................................................        12,250
Other expenses..................................................        37,121
                                                                   -----------
                                                                     2,302,135
                                                                   -----------
Net investment income...........................................    15,043,199
                                                                   -----------
Realized and unrealized gains from investment activities:
Net realized gains from investment transactions.................       675,151
Net change in unrealized appreciation/depreciation
  of investments................................................     1,116,090
                                                                   -----------
Net realized and unrealized gains from investment activities....     1,791,241
                                                                   -----------
Net increase in net assets resulting from operations............   $16,834,440
                                                                   ===========


            See accompanying notes to financial statements

                     ALL-AMERICAN TERM TRUST INC.

        STATEMENT OF CHANGES IN NET ASSETS

                                                         For the Years
                                                        Ended January 31
                                                   ----------------------------
                                                       1997            1996
                                                   ------------    ------------

From operations:
Net investment income............................  $ 15,043,199    $ 16,353,219
Net realized gains (losses) from investments.....       675,151      (3,832,205)
Net change in unrealized appreciation/depreciation
  of investments.................................     1,116,090      17,321,780
                                                   -------------   -------------
Net increase in net assets

  resulting from operations......................    16,834,440      29,842,794
                                                   -------------   -------------
Dividends to shareholders from:
Net investment income............................   (14,529,067)    (15,282,934)
                                                   -------------   -------------
Net increase in net assets.......................     2,305,373      14,559,860
Net assets:
Beginning of year...............................    196,997,244     182,437,384
                                                   -------------   -------------
End of year (including undistributed net
  investment income of $2,983,897 and
  $2,342,316, respectively).....................   $199,302,617    $196,997,244
                                                   ============    ============


            See accompanying notes to financial statements

                     ALL-AMERICAN TERM TRUST INC.

       STATEMENT OF CASH FLOWS               For The Year Ended January 31, 1997


Cash flows provided by operating activities:
Interest received..........................................    $    15,968,094
Expenses paid..............................................         (2,135,401)
Purchases of short-term portfolio investments, net.........           (857,000)
Purchases of long-term portfolio investments...............     (1,049,741,264)
Sales of long-term portfolio investments...................      1,051,379,209
                                                              ----------------
Net cash provided by operating activities..................         14,613,638
                                                              ----------------

Cash flows used for financing activities:
Dividends paid to shareholders.............................        (14,529,067)
                                                              ----------------

Net change in cash.........................................             84,571
Cash at beginning of period................................                  0
                                                              ----------------
Cash at end of period......................................    $        84,571
                                                              ================

Reconciliation of net increase in net assets resulting
  from operations to net cash provided by
  operating activities:
Net increase in net assets resulting from operations.......    $    16,834,440
                                                              ----------------
Increase in investments, at value..........................         (6,464,258)
Decrease in receivable for investments sold................          3,645,561
Decrease in interest receivable............................            429,971
Amortization of deferred organizational expenses...........             46,000

Decrease in other assets...................................              7,876
Increase in payable for investments purchased..............              1,192
Increase in payable to investment adviser
  and administrator........................................              1,664
Increase in accrued expenses and other liabilities.........            111,192
                                                              ----------------
                                                                    (2,220,802)
                                                              ----------------

Net cash provided by operating activities..................    $    14,613,638
                                                              ================


            See accompanying notes to financial statements

                 NOTES TO FINANCIAL STATEMENTS

                 ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

                 All-American Term Trust Inc. (the 'Trust') was incorporated in Maryland on November 19, 1992 as a closed-end diversified management investment company. The Trust is anticipated to terminate on or about January 31, 2003. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed 60 months from the date the Trust commenced operations.

                 The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

                 Valuation of Investments--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), the investment adviser and a wholly-owned subsidiary of PaineWebber Incorporated, the fair value of the securities. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by a management committee under the direction of the Trust's board of directors. The amortized cost method of valuation, which approximates market value, is used to value debt obligations with 60 days or less remaining to maturity, unless the Trust's board of directors determines that this does not represent fair value.


                 Repurchase Agreements--The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Trust occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

                 Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

                 Dollar Rolls--The Trust may enter into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the 'roll period'). During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds on the initial sale and by fee income or a lower repurchase price.

                 Dividends and Distributions--Dividends and distributions are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. On or about January 31, 2003, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts owed on any outstanding borrowings by the Trust.

                 CONCENTRATION OF RISK


                 The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

                 INVESTMENT ADVISER AND ADMINISTRATOR

                 The Trust has entered into an Investment Advisory and Administration Contract ('Advisory Contract') with Mitchell Hutchins. The Advisory Contract provides Mitchell Hutchins with an investment advisory and administration fee, computed weekly and paid monthly, at an annual rate of 0.90% of the Trust's average weekly net assets.

                 INVESTMENTS IN SECURITIES

                 For federal income tax purposes, the cost of securities owned at January 31, 1997 was substantially the same as the cost of securities for financial statement purposes.

                 At January 31, 1997, the components of net unrealized appreciation of investments were as follows:

                 Gross appreciation (investments having an excess of value over cost)........   $7,141,296
                 Gross depreciation (investments having an excess of cost over value)........   (4,294,186)
                                                                                                ----------
                 Net unrealized appreciation of investments..................................   $2,847,110
                                                                                                ==========

                 For the year ended January 31, 1997, tota1 aggregate purchases and sales of portfolio securities, excluding short-term securities, were $1,049,779,750 and $1,047,733,568, respectively.

                 CAPITAL STOCK

                 There are 100,000,000 shares of $0.001 par value common stock authorized. Of the 13,706,667 shares outstanding at January 31, 1997, Mitchell Hutchins owned 7,453 shares.

                 FEDERAL TAX STATUS

                 It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about January 31, 2003, the Trust may retain a portion of its taxable income and would pay any applicable excise and federal income tax.

                 At January 31, 1997, the Trust had a net capital loss carryforward of $11,059,831 which expires as follows:
                 $4,375,790 in 2003 and $6,684,041 in 2004. The loss
                 carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable those gains will not be distributed.

                 To reflect reclassifications arising from permanent 'book/tax' differences for the year ended January 31, 1997, the fund's undistributed net investment income was increased by $127,449 and accumulated net realized losses from investment transactions was increased by $127,449.

                              ALL-AMERICAN TERM TRUST INC.

                     FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for each of the periods is presented below:

                                                                                               FOR THE PERIOD
                                                                   FOR THE YEARS               MARCH 1, 1993
                                                                 ENDED JANUARY 31,             (COMMENCEMENT
                                                          --------------------------------   OF OPERATIONS) TO
                                                            1997        1996        1995      JANUARY 31, 1994
                                                          --------    --------    --------   ------------------
Net asset value, beginning of period...................   $  14.37    $  13.31    $  15.30       $    15.00
                                                          --------    --------    --------       ----------
Net investment income..................................       1.10        1.19        1.24             1.11
Net realized and unrealized gains (losses) from
  investments..........................................       0.13        0.99       (2.01)            0.27
                                                          --------    --------    --------       ----------
Net increase (decrease) in net asset value resulting
  from operations......................................       1.23        2.18       (0.77)            1.38
                                                          --------    --------    --------       ----------
Dividends from net investment income...................      (1.06)      (1.12)      (1.22)           (1.06)
Distributions in excess of net realized gains from
  investment transactions..............................         --          --          --            (0.02)
                                                          --------    --------    --------       ----------

Total dividends and distributions to shareholders......      (1.06)      (1.12)      (1.22)           (1.08)
                                                          --------    --------    --------       ----------
Net asset value, end of period.........................   $  14.54    $  14.37    $  13.31       $    15.30
                                                          --------    --------    --------       ----------
                                                          --------    --------    --------       ----------
Per share market value, end of period..................   $  12.75    $  13.25    $  12.13       $    14.38
                                                          --------    --------    --------       ----------
                                                          --------    --------    --------       ----------
Total investment return(1).............................       4.59%      19.34%      (7.13)%           3.04%
                                                          --------    --------    --------       ----------
                                                          --------    --------    --------       ----------
Ratios/Supplemental Data:
Net assets, end of period (000's)......................   $199,303    $196,997    $182,437       $  209,775
Expenses to average net assets.........................       1.18%       1.05%       1.05%            1.04%*
Net investment income to average net assets............       7.70%       8.49%       8.95%            8.02%*
Portfolio turnover rate................................        391%        415%        383%             416%

------------------
* Annualized

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and distributions at prices obtained under the Trust's Dividend Reinvestment Plan. Total investment returns do not reflect brokerage commissions and have not been annualized for periods of less than one year.

                           ALL-AMERICAN TERM TRUST INC.

                 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

                 The Board of Directors and Shareholders
                 All-American Term Trust Inc.

                 We have audited the accompanying statement of assets and liabilities of All-American Term Trust Inc. (the 'Trust'), including the portfolio of investments, as of January 31, 1997, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of All-American Term Trust Inc. at January 31, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                 New York, New York
                 March 11, 1997

                           ALL-AMERICAN TERM TRUST INC.

                 TAX INFORMATION

                 We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (January 31, 1997), as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that the distributions paid during the period by the Trust were derived from net investment income and are taxable as ordinary income.

                 Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

                 Because the Trust's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1997. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1998. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

                           ALL-AMERICAN TERM TRUST INC.

                 GENERAL INFORMATION


                 THE TRUST

                 All-American Term Trust Inc. (the 'Trust') is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ('NYSE'). The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Trust will terminate on or about January 31, 2003 and, in conjunction therewith, will liquidate all of its assets and distribute the net proceeds to shareholders. The Trust will be managed in an effort to return the initial offering price of $15.00 per share and will normally be invested in a diversified portfolio of investment grade and high-yield corporate bonds, mortgage-backed securities and triple-A rated zero coupon municipal bonds. The Trust's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber'), which has over $44 billion in assets under management as of February 28, 1997.

                 SHAREHOLDER INFORMATION

                 The NYSE ticker symbol for the Trust is AAT. Weekly comparative net asset value and market price information about the Trust is published each Monday in The Wall Street Journal, each Sunday in The New York Times and weekly in Barron's, as well as other newspapers.

                 DISTRIBUTION POLICY

                 The Trust has established a Dividend Reinvestment Plan (the 'Plan') under which shareholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. Additional shares acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The Trust will not issue any new shares in connection with its Plan.

Directors

E. Garrett Bewkes, Jr.            Meyer Feldberg
Chairman                          George W. Gowen

Margo N. Alexander                Frederic V. Malek
Richard Q. Armstrong              Carl W. Schafer
Richard Burt                      John R. Torell III
Mary C. Farrell


Principal Officers

Margo N. Alexander                Julieanna N. Berry
President                         Vice President

Victoria E. Schonfeld             Thomas J. Libassi
Vice President                    Vice President

Dianne E. O'Donnell               James F. Keegan
Vice President and Secretary      Vice President

Julian F. Sluyters
Vice President and Treasurer


Investment Adviser and
Administrator

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019










Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                          January 31, 1997




                                          -----------------------------------
                                          All-American
                                          Term Trust Inc.



                                          Annual Report









(C)1997 PaineWebber Incorporated
            Member SIPC